Prospectus Supplement May 1, 2025

For the following funds with the most recent prospectuses (as supplemented to date):

Capital Group Global Equity ETF Capital Group Global Growth Equity ETF

1. The first paragraph under the “Principal investment strategies” section of the Capital Group Global Equity ETF statutory prospectus is amended to read as follows:

The fund invests primarily in common stocks of issuers around the world that the investment adviser believes have the potential for growth, many of which have the potential to pay dividends. Under normal market conditions, the fund will invest at least 80% of its assets in common stocks and other equity-type securities. The fund will allocate its assets among various countries, including the United States (but in no fewer than three countries). Under normal market conditions, the fund will invest a percentage of its net assets outside the United States. That percentage will represent at least (a) 40% of the fund’s net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case 30%, or (b) the percentage of the MSCI World Index represented by companies outside the United States minus 5%, whichever is lower. The fund may invest up to 10% of its assets in emerging markets. In determining the domicile of an issuer, the fund’s investment adviser will generally look to the determination of MSCI Inc. (MSCI) for equity securities.

2. The first paragraph under the “Principal investment strategies” section of the Capital Group Global Growth Equity ETF statutory prospectus is amended to read as follows:

The fund invests primarily in common stocks of companies around the world that the investment adviser believes have the potential for growth. The fund normally invests at least 80% of its assets in equity securities. As a fund that seeks to invest globally, the fund will allocate its assets among securities of companies in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the fund will invest a percentage of its net assets outside the United States. That percentage will represent at least (a) 40% of the fund’s net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case 30%, or (b) the percentage of the MSCI All Country World Index represented by companies outside the United States minus 5%, whichever is lower.

3. The second paragraph under the “Investment objective, strategies and risks” section of the Capital Group Global Equity ETF statutory prospectus is amended to read as follows:

The fund invests primarily in common stocks of issuers around the world that the investment adviser believes have the potential for growth, many of which have the potential to pay dividends. Under normal market conditions, the fund will invest at least 80% of its assets in common stocks and other equity-type securities. This policy is subject to change only upon 60 days’ prior written notice to shareholders. The fund will allocate its assets among various countries, including the United States (but in no fewer than three countries). Under normal market conditions, the fund will invest a percentage of its net assets outside the United States. That percentage will represent at least (a) 40% of the fund’s net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case 30%, or (b) the percentage of the MSCI World Index represented by companies outside the United States minus 5%, whichever is lower. The fund may invest up to 10% of its assets in emerging markets. In determining the domicile of an issuer, the fund’s investment adviser will generally look to the determination of MSCI Inc. (MSCI) for equity securities.

4. The second paragraph under the “Investment objective, strategies and risks” section of the Capital Group Global Growth Equity ETF statutory prospectus is amended to read as follows:

The fund invests primarily in common stocks of companies around the world that the investment adviser believes have the potential for growth. The fund normally invests at least 80% of its assets in equity securities. This policy is subject to change only upon 60 days’ prior written notice to shareholders. The fund may also invest in securities of foreign issuers in the form of depositary receipts or other instruments by which the fund may obtain exposure to equity investments in local markets. As a fund that seeks to invest globally, the fund will allocate its assets among securities of companies in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the fund will invest a percentage of its net assets outside the United States. That percentage will represent at least (a) 40% of the fund’s net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case 30%, or (b) the percentage of the MSCI All Country World Index represented by companies outside the United States minus 5%, whichever is lower. The fund’s investments are not limited to a particular capitalization size, and, generally, the fund may invest in companies with a broad range of capitalizations.

Keep this supplement with your prospectus.

Lit. No. ETGEBS-019-0525P CGD/AFD/10039-S108521

Statement of Additional Information Supplement May 1, 2025

For the most recent statements of additional information of the following funds (as supplemented to date):

Capital Group Global Equity ETF Capital Group Global Growth Equity ETF

1. The second bullet point under the “Certain investment limitations and guidelines” section of the Capital Group Global Equity ETF statement of additional information is amended to read as follows:

•	The fund will allocate its assets among various countries, including the United States (but in no fewer than three countries). Under normal market conditions, the fund will invest a percentage of its net assets outside the United States. That percentage will represent at least (a) 40% of the fund’s net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case 30%, or (b) the percentage of the MSCI World Index represented by companies outside the United States minus 5%, whichever is lower. As a result, the fund’s investments outside the United States may represent less than 40% of its net assets (for example, if the percentage of the MSCI World Index represented by companies outside the United States is 40%, the fund would invest at least 35% of its net assets outside the United States under normal market conditions). The fund may invest up to 10% of its net assets in emerging markets.

2. The first bullet point under the heading “Investing outside the United States” in the “Certain investment limitations and guidelines” section of the Capital Group Global Growth Equity ETF statement of additional information is amended to read as follows:

•	Under normal market conditions, the fund will invest a percentage of its net assets outside the United States. That percentage will represent at least (a) 40% of the fund’s net assets, unless market conditions are not deemed favorable by the fund’s investment adviser, in which case 30%, or (b) the percentage of the MSCI All Country World Index represented by companies outside the United States minus 5%, whichever is lower. As a result, the fund’s investments outside the United States may represent less than 40% of its net assets (for example, if the percentage of the MSCI All Country World Index represented by companies outside the United States is 40%, the fund would invest at least 35% of its net assets outside the United States under normal market conditions).

Keep this supplement with your statement of additional information.

Lit No. ETGEBS-020-0525O CGD/10149-S108524